Exhibit 1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Hanover Direct, Inc.'s (formerly The Horn & Hardart Company) previously filed Registration Statement File No. 2-94286.




New York, New York                                           ARTHUR ANDERSEN LLP
June 27, 1996